FIFTH AMENDMENT TO THE
                       CONNECTICUT NATURAL GAS CORPORATION
                      OFFICERS' RETIREMENT PLAN AND DEFERRED
                        COMPENSATION PLAN TRUST AGREEMENT


        This Agreement made this 26th day of February, 1999, by and between the Connecticut Natural Gas Corporation, a Connecticut corporation with its principal place of office in Hartford, Connecticut (hereinafter referred to as the "Company"), and Fleet National Bank, a bank with trust powers having a principal place of business in Hartford, Connecticut (hereinafter referred to as the "Trustee"),

                               W I T N E S S E T H:


        WHEREAS, by Agreement dated January 9, 1989 (the "Agreement"), the Company and The Connecticut Bank & Trust Company, N.A. entered into an Agreement entitled "The Connecticut Natural Gas Corporation Officers' Retirement Plan Trust Agreement"; and

        WHEREAS, Fleet National Bank has succeeded to the trust business of the Connecticut Bank & Trust Company, N.A., and is currently serving as trustee; and

        WHEREAS, the parties reserve the right to amend the Agreement in
   Article X, Section 10.1 thereof, subject to the conditions set forth therein; and

        WHEREAS, the Agreement has previously been amended four times; and

        WHEREAS, the Company intends to establish a separate trust agreement for utilization in connection with the Connecticut Natural Gas Corporation Deferred Compensation Plan; and

        WHEREAS, the Company has not previously made contributions under this trust agreement to assist it in meeting its obligations with respect to said Deferred Compensation Plan; and

        WHEREAS, the Company now wishes to provide that this Trust shall be utilized solely in connection with the Connecticut Natural Gas Corporation Officers' Retirement Plan, and not in connection with The Connecticut Natural Gas Corporation Deferred Compensation Plan;





        NOW, THEREFORE, the Company and the Trustee agree as follows:

        1. The First Amendment to the Trust Agreement dated August 5, 1993, be, and it hereby is, deleted in its entirety. The Trust Agreement is hereby renamed The Connecticut Natural Gas Corporation Officers' Retirement Plan Trust Agreement.

        2. Any reference in the Trust Agreement or any amendments thereto to the "Plans", including without limitation Sections 4.4 and 11.4 as set forth in the Third Amendment dated September 12, 1995, be, and they hereby are, deleted, and the term "Plan" substituted in lieu thereof.

        3. Except as hereinabove modified and amended, the Agreement, as amended, shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties have caused this Fifth Amendment to be duly executed and their respective corporate seals to be hereunto affixed as of the date first above written.


   ATTEST                        CONNECTICUT NATURAL GAS
                                 CORPORATION

   S/ Mary Beth Luchon              S/ Jean S. McCarthy
   ______________________________  By ________________________________________
      Mary Beth Luchon             Its V P Human Resources


   ATTEST                        FLEET NATIONAL BANK


   S/ Helen M. Atwood               S/ William B. Parent
                                 By
                                   Its  Vice President


   STATE OF CONNECTICUT )
                        )   ss. at Hartford February 26, 1999
   COUNTY OF HARTFORD   )

        Personally appeared Jean S. McCarthy of Connecticut Natural Gas Corporation, signer of the foregoing instrument and acknowledged the same to be his/her free act and deed as such Vice President Human Resources and the free act and deed of said corporation before me.

                                   S/ Mary Beth Luchon


                                   Notary Public
                                   My commission expires: 3/31/99





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   STATE OF CONNECTICUT )
                        )   ss. Hartford March 19, 1999
   COUNTY OF HARTFORD   )

        Personally appeared William B. Parent of Fleet National Bank, signer of the foregoing instrument and acknowledged the same to be his/her free act and deed as such Vice President and the free act and deed of said corporation before me.

                                   S/ Frances A. Maslona


                                   Notary Public
                                   My commission expires:  April 30, 1999








































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